MERRILL LYNCH
DRAGON FUND, INC.


FUND LOGO


Annual Report

December 31, 2000



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH DRAGON FUND, INC.



ASSET ALLOCATION
AS A PERCENTAGE* OF NET ASSETS AS OF
DECEMBER 31, 2000

A MAP DEPICTING THE FOLLOWING PERCENTAGES:

INDIA--4.2%
INDONESIA--1.2%
SINGAPORE--12.6%
MALAYSIA--1.1%
THAILAND--2.8%
CHINA--7.4%
HONG KONG--34.3%
TAIWAN--13.8%
SOUTH KOREA--15.0%

*Total may not equal 100%.


Merrill Lynch Dragon Fund, Inc., December 31, 2000


DEAR SHAREHOLDER

Fiscal Year in Review
During the fiscal year ended December 31, 2000, Merrill Lynch Dragon Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -36.73%, -37.43%, -37.44% and -36.97%, respectively.
(Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.) The Fund ended the fiscal year performing in line with the unmanaged benchmark Morgan Stanley Capital International (MSCI) All Country Asia Composite (Ex-Japan) Index, which had a total return of -36.80% for the same 12-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI All Country Asia Composite (Ex-Japan) Index and are in US dollars unless otherwise noted.)

We began the year with 77 holdings spread across the region with a focus on export-oriented companies that were benefiting from the strong demand growth emanating from North America and Europe. Our strategy was to overweight companies whose earnings growth we believed would come from exports. We avoided companies whose earnings we believed were tied to domestic economies, which were still healing and recapitalizing. Outsourcing, particularly in electronics manufacturing, had been, and would continue to be, the engine driving these economies. We began the year overweighted in the electronics manufacturing and telecommunications sector. This weighting contributed positively through the first quarter of the Fund's fiscal year but became a negative influence as the year progressed. As fundamentals began to deteriorate in the US technology sector, we reduced both the number of holdings and the absolute exposure to the sector. We concentrated our positions in the larger-capitalized companies with leading edge process technologies and more visible earnings streams. The third and fourth quarters saw a major correction in global technology stock valuations. The Fund's holdings in these sectors also declined significantly.

We ended the fiscal year with 46 holdings, a higher weighting in Hong Kong and a substantially lower exposure to South Korea. We increased our exposure to Hong Kong conglomerates and property companies. We believe these companies are best positioned to benefit from future declines in global interest rates and the continuing economic growth coming from mainland China. As a region, the Asian economies are continuing to show signs of strengthening domestic demand as export growth begins to drop off sharply. The primary concern remains the degree to which the electronics sector slowdown in North America impacts export order demand.

Hong Kong represents the Fund's largest country exposure going into 2001. The largest holdings, Cheung Kong (Holdings) Ltd., Hutchison Whampoa Limited, HSBC Holdings PLC and Sun Hung Kai Properties Ltd., have all been strong beneficiaries of a lower interest rate environment and a strong Chinese economy. We remain less optimistic on the local electric utility sector. The mainland Chinese economy emerged from the Asian crisis relatively unscathed and began showing signs of renewed domestic confidence and demand. Strong domestic consumption growth helped fuel the continued strong earnings from several of our large consumer-oriented companies, most notably China Mobile (Hong Kong) Limited, China Unicom Limited, Legend Holdings Limited and Giordano International Limited. We expect this consumer-driven growth to continue into 2001 and be a major engine of growth for the other regional economies. Telecommunications and consumer stocks are likely to continue to benefit the most from this growth.

The South Korean market was the worst-performing market in 2000, declining 57.3%. The decline in the technology sector valuations and a collapse in domestic confidence were the driving forces behind this poor performance. Investors have priced in a worst case scenario for nearly every sector, allowing this market to continue to present the region's most attractive risk/return tradeoff. In the year ahead, the overhang on the financial sector reform process should be removed. Also, concerns over 3G licensing and new entrants to the current cellular market should be alleviated, leading investors to refocus on the attractive valuations and growth prospects the sector holds. We remain concentrated in the telecommunications, electronics and steel sectors, as we expect to see this market perform well in 2001.

The Taiwanese market was the second-worst performer in 2000, declining 50.0%. Taiwan's equity market is dominated by electronics manufacturing companies tied to the personal computer industry and semiconductor foundries tied to overall electronics production. The softness in US electronics demand caused a wholesale selloff in most of these companies, regardless of the actual operating impact. We sold out of the Fund's banking sector as a result of our continued concern over the quality of their loan portfolios amidst rising non-performing loan levels. Under the new government of the Democratic Progressive Party President Chen Shui Bien, the financial system has entered a period of restructuring that may last for several years.

In Singapore, we sold or reduced positions in the electronics sector and reinvested the proceeds in domestic oriented banks and property shares. Similar to Hong Kong, Singapore has historically been a strong market when interest rates begin to decline because of the heavy influence of the banking and property sectors in the market. Accordingly, we increased holdings in ST Engineering and City Developments to capitalize on a resilient domestic economy. We remained minimally invested in Malaysia for the year and continue to do so because of unresolved political, corporate governance and financial risk. These issues remain evident in many sectors of the economy, particularly banks, telecommunications and construction. During the year, we sold our holdings in Malayan Banking Berhad and Commerce Asset-Holding Berhad. We also sold gaming companies, as the anticipated recovery in domestic consumption did not materialize. Our only remaining holding is British American Tobacco Berhad (Malaysia), as a defensive and professionally run multinational subsidiary.

The smaller markets of Thailand, Indonesia and the Philippines suffered from political uncertainty and strained financial systems. During the year, we trimmed our restructuring holdings, primarily banks and telecommunications companies, and increased exposure to the consumer sectors. We also eliminated our Philippine holdings. As these markets continue to become marginalized, we will focus selectively on the largest and most liquid names. We increased our exposure to the Indian markets, as that country enjoyed a cyclical recovery combined with a much-needed stable government. Our exposure lies mostly in the software and consumer sectors. The Indian market continues to remain one of the markets least affected by global interest rates and should not be a major beneficiary of declining global interest rates.

In Conclusion
As we enter 2001, the Fund is positioned to benefit from two macroeconomic factors: declining global interest rates and a resurgent mainland Chinese economy. Declining interest rates alone will not revitalize the technology sector, and we expect returns in this sector to remain in line with the market. Domestic-oriented consumer, banking and property companies are at attractive valuations regionally, and we expect them to be the best-performing sectors for the year. As China's membership in the World Trade Organization approaches, we anticipate increased capital investment in China to occur with Hong Kong and Hong Kong companies remaining as the main conduits for business. South Korea should provide the greatest risk/return tradeoff for Asian investors in the year ahead. We anticipate maintaining a more concentrated portfolio than in the past, emphasizing those holdings that continue to exhibit strong revenue and earnings growth.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Grace Pineda)
Grace Pineda
Co-Portfolio Manager



Louis J. Mendes III
Co-Portfolio Manager


February 5, 2001


We are pleased to announce that Grace Pineda and Louis J. Mendes III have been named Co-Portfolio Managers and are responsible for the day-to-day management of Merrill Lynch Dragon Fund, Inc. Ms. Pineda joined Merrill Lynch Investment Managers, L.P. in 1989 as Portfolio Manager. Mr. Mendes joined Merrill Lynch Investment Managers, L.P. in 1993 as Associate Portfolio Manager.



Merrill Lynch Dragon Fund, Inc., December 31, 2000


PROXY RESULTS

During the six-month period ended December 31, 2000, Merrill Lynch Dragon Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2 and 3 were approved at a shareholders' meeting on July 25, 2000. Proposal 4 was approved at a shareholders' meeting on May 10, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                                   Shares Voted
                                                                                                       For
1. To elect the Fund's Board of Directors:   Terry K. Glenn                                         28,621,059
                                             Ronald W. Forbes                                       28,617,001
                                             Cynthia A. Montgomery                                  28,614,336
                                             Charles C. Reilly                                      28,615,508
                                             Kevin A. Ryan                                          28,616,385
                                             Roscoe S. Suddarth                                     28,608,854
                                             Richard R. West                                        28,621,602
                                             Arthur Zeikel                                          28,596,877
                                             Edward D. Zinbarg                                      28,616,515

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
independent auditors for the current fiscal year.                                    27,969,921        383,333     1,163,993

3. To approve to convert the Fund to "master/feeder" structure.                      25,886,659      1,554,225     2,076,363

4. To approve the proposal of the merger between the Fund and
Merrill Lynch Emerging Tigers Fund, Inc.                                              2,626,090         68,900        64,033


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Arthur Zeikel, Director of Merrill Lynch Dragon Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.


Merrill Lynch Dragon Fund, Inc., December 31, 2000


PORTFOLIO INFORMATION

Investments
As of 12/31/00

Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

Cheung Kong (Holdings) Ltd.                  7.5%
Hutchison Whampoa Limited                    5.9
HSBC Holdings PLC                            5.6
Sun Hung Kai Properties Ltd.                 4.6
DBS Group Holdings Limited                   4.0
Taiwan Semiconductor Manufacturing Company   3.7
SK Telecom Co., Ltd.                         3.4
China Mobile (Hong Kong) Limited             3.0
United Microelectronics Corporation, Ltd.    3.0
Korea Telecom Corporation (ADR)              2.7


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Property                                    15.3%
Semiconductor Equipment                     10.1
Banking                                      9.6
Wireless Telecommunication Services          9.1
Industrial Conglomerates                     6.9
Computers & Peripherals                      6.5
Telecommunications                           5.4
Consumer                                     5.3
Media                                        4.0
Diversified Telecommunication Services       2.7



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                          6 Month          12 Month     Since Inception
As of December 31, 2000                                 Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares                        -26.47%          -36.73%          -38.45%
ML Dragon Fund, Inc. Class B Shares                        -26.81           -37.43           + 0.77
ML Dragon Fund, Inc. Class C Shares                        -26.84           -37.44           -42.24
ML Dragon Fund, Inc. Class D Shares                        -26.59           -36.97           + 7.77

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception periods are from 10/21/94 for Class A & Class C
Shares and from 5/29/92 for Class B & Class D Shares.



Merrill Lynch Dragon Fund, Inc., December 31, 2000


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class C Shares compared to growth in the Morgan Stanley
Capital International All Country Far East (Ex-Japan) Free
Index++++. Beginning and Ending values are:

                                     10/21/94**      12/00
ML Dragon Fund, Inc.++--
Class A Shares*                       $ 9,600        $ 5,831
ML Dragon Fund, Inc.++--
Class B Shares*                       $10,000        $ 5,776
Morgan Stanley Capital
International All Country
Far East (Ex-Japan)
Free Index++++                        $10,000        $ 5,780


A line graph depicting the growth of an investment in the Fund's
Class B and Class D Shares compared to growth in the Morgan Stanley
Capital International All Country Far East (Ex-Japan) Free
Index++++. Beginning and Ending values are:

                                     10/21/94**      12/00
ML Dragon Fund, Inc.++--
Class B Shares*                       $10,000        $10,211
ML Dragon Fund, Inc.++--
Class D Shares*                       $ 9,600        $10,077
Morgan Stanley Capital
International All Country
Far East (Ex-Japan)
Free Index++++                        $10,000        $10,407



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities.
++++This unmanaged capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the
Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. Effective 10/30/98, Malaysia was removed from the Index. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 12/31/00                   -36.73%        -40.05%
Five Years Ended 12/31/00                 - 8.47         - 9.45
Inception (10/21/94) through 12/31/00     - 7.53         - 8.34

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 12/31/00                   -37.43%        -39.93%
Five Years Ended 12/31/00                 - 9.42         - 9.42
Inception (5/29/92) through 12/31/00      + 0.09         + 0.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 12/31/00                   -37.44%        -38.07%
Five Years Ended 12/31/00                 - 9.43         - 9.43
Inception (10/21/94) through 12/31/00     - 8.48         - 8.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 12/31/00                   -36.97%        -40.28%
Five Years Ended 12/31/00                 - 8.70         - 9.68
Inception (5/29/92) through 12/31/00      + 0.87         + 0.24

*Maximum sales charge is 5.25%. Prior to October 21, 1994, Class D
Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., December 31, 2000


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                    Shares                                                                         Percent of
COUNTRIES    Industries              Held             Long-Term Investments                              Value     Net Assets
China        Computers &           3,566,300    Legend Holdings Limited                               $    2,240,397    1.1%
             Peripherals

             Telecommunications    1,178,027  ++China Mobile (Hong Kong) Limited                           6,433,922    3.0

             Wireless                151,200  ++China Mobile (Hong Kong) Limited (ADR)(a)                  4,101,300    1.9
             Telecommunication       201,100  ++China Unicom Limited (ADR)(a)                              2,966,225    1.4
             Services                                                                                 --------------  ------
                                                                                                           7,067,525    3.3

                                                Total Long-Term Investments in China                      15,741,844    7.4


Hong Kong    Banking                 802,800    HSBC Holdings PLC                                         11,939,230    5.6

             Consumer              4,585,656    Giordano International Limited                             2,116,484    1.0

             Distribution          1,318,000    Li & Fung Limited                                          2,391,018    1.1

             Electrical            1,522,000    Johnson Electric Holdings Limited                          2,351,325    1.1
             Equipment

             Industrial              997,110    Hutchison Whampoa Limited                                 12,432,076    5.9
             Conglomerates

             Media                   431,000    Television Broadcasts Ltd.                                 2,265,542    1.1
             Property              1,239,000    Cheung Kong (Holdings) Ltd.                               15,845,107    7.5
                                     972,000    Sun Hung Kai Properties Ltd.                               9,688,970    4.6
                                     650,000    Swire Pacific Limited `A'                                  4,666,727    2.2
                                     887,300    Wharf (Holdings) Ltd.                                      2,161,400    1.0
                                                                                                      --------------  ------
                                                                                                          32,362,204   15.3

             Transportation--      1,495,500  ++MTR Corporation Limited                                    2,626,745    1.3
             Road & Rail

             Utilities--           2,761,000    Hong Kong and China Gas Company Ltd.                       4,070,757    1.9
             Electric & Gas

                                                Total Long-Term Investments in Hong Kong                  72,555,381   34.3


India        Chemicals               334,000    Reliance Industries Ltd.                                   2,425,578    1.1

             Computers &             299,850  ++Satyam Computer Services Limited                           2,076,164    1.0
             Peripherals

             Consumer                585,000  ++Hindustan Lever Ltd.                                       2,586,006    1.2
             Internet Software        53,800  ++NIIT Limited                                               1,832,865    0.9

                                                Total Long-Term Investments in India                       8,920,613    4.2

Indonesia    Consumer                924,500    PT Hanjaya Mandala Sampoerna Tbk                           1,423,778    0.7
                                   1,890,000    PT Ramayana Lestari Sentosa Tbk                            1,025,581    0.5

                                                Total Long-Term Investments in Indonesia                   2,449,359    1.2


Malaysia     Building &               43,000    IJM Corporation Bhd                                           30,100    0.0
             Construction

             Consumer                247,400    British American Tobacco Berhad                            2,278,684    1.1
                                                Total Long-Term Investments in Malaysia                    2,308,784    1.1
Singapore    Banking                 741,862    DBS Group Holdings Limited                                 8,385,522    4.0

             Computers &             278,000    Venture Manufacturing (Singapore) Ltd.                     1,859,746    0.9
             Peripherals

             Construction &        2,227,000    Singapore Technologies Engineering Ltd.                    3,583,235    1.7
             Engineering

             Media                   375,984    Singapore Press Holdings Ltd.                              5,550,860    2.6

             Real Estate             400,000    City Developments Limited                                  1,856,978    0.9

             Semiconductor            59,883  ++Chartered Semiconductor Manufacturing Limited
             Equipment                          (ADR)(a)                                                   1,579,414    0.7

             Transportation--        383,000    Singapore Airlines Limited                                 3,799,077    1.8
             Airlines

                                                Total Long-Term Investments in Singapore                  26,614,832   12.6


South Korea  Diversified             186,000    Korea Telecom Corporation (ADR)(a)                         5,766,000    2.7
             Telecommunication
             Services

             Oil & Gas               237,000    SK Corporation                                             2,604,190    1.2

             Semiconductor            45,470    Samsung Electronics                                        5,679,257    2.7
             Equipment

             Steel                   344,950    Pohang Iron & Steel Company Ltd. (ADR)(a)                  5,368,284    2.6

             Telecommunications      217,000    SK Telecom Co., Ltd. (ADR)(a)(b)                           5,113,063    2.4

             Wireless                 35,800    SK Telecom Co., Ltd.                                       7,160,000    3.4
             Telecommunication
             Services

                                                Total Long-Term Investments in South Korea                31,690,794   15.0

Taiwan       Computers &           1,006,460    Hon Hai Precision Industry                                 5,111,096    2.4
             Peripherals             452,000  ++Via Technologies Inc.                                      2,445,680    1.1
                                                                                                      --------------  ------
                                                                                                           7,556,776    3.5

             Consumer                645,296  President Chain Store Corp.                                  1,697,018    0.8
             Industrial            2,973,488  Far Eastern Textile Ltd.                                     2,103,247    1.0
             Conglomerates

             Plastics              1,666,500  Nan Ya Plastic Corporation                                   1,868,906    0.9

             Semiconductor         3,281,694  ++Taiwan Semiconductor Manufacturing Company                 7,886,303    3.7

             Equipment             4,287,000  ++United Microelectronics Corporation, Ltd.                  6,233,139    3.0
                                                                                                      --------------  ------
                                                                                                          14,119,442    6.7

             Wireless              1,299,000  ++Taiwan Cellular Corp.                                      1,963,303    0.9
             Telecommunication
             Services

                                              Total Long-Term Investments in Taiwan                       29,308,692   13.8


Merrill Lynch Dragon Fund, Inc., December 31, 2000


SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                          (in US dollars)
                                  Shares Held                                                                      Percent of
COUNTRIES    Industries           Face/Amount         Long-Term Investments                              Value     Net Assets
Thailand     Media                   142,200    BEC World Public Company Limited `Foreign'             $     708,050    0.3%

             Oil & Gas               872,106    PTT Exploration and Production Public Company
                                                Limited `Foreign'                                          2,030,491    1.0

             Telecommunications      315,789    TelecomAsia Corporation Public Company Limited
                                                (Warrants)(c)                                                      0    0.0

             Wireless                331,062  ++Advanced Info Service Public Company Limited
                                                `Foreign'                                                  3,205,303    1.5
             Telecommunication
             Services

                                                Total Long-Term Investments in Thailand                    5,943,844    2.8

                                                Total Long-Term Investments (Cost--$181,890,602)         195,534,143   92.4


                                                        Short-Term Investments

United       Commercial        US$ 8,957,000    General Motors Acceptance Corp., 6.75% due 1/02/2001       8,951,962    4.2
States       Paper*
                                                Total Short-Term Investments (Cost--$8,951,962)            8,951,962    4.2

             Total Investments (Cost--$190,842,564)                                                      204,486,105   96.6

             Other Assets Less Liabilities                                                                 7,157,039    3.4
                                                                                                      --------------  ------
             Net Assets                                                                               $  211,643,144  100.0%
                                                                                                      ==============  ======



(a)American Depositary Receipts (ADR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 2000
Assets:             Investments, at value (identified cost--$190,842,564)                                 $  204,486,105
                    Cash                                                                                           1,047
                    Foreign cash                                                                               5,236,424
                    Receivables:
                      Securities sold                                                     $   7,152,752
                      Capital shares sold                                                       159,767
                      Dividends                                                                  95,709        7,408,228
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    98,917
                                                                                                           -------------
                    Total assets                                                                             217,230,721
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 4,695,025
                      Investment adviser                                                        172,349
                      Distributor                                                               106,999        4,974,373
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       613,204
                                                                                                           -------------
                    Total liabilities                                                                          5,587,577
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 211,643,144
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      442,374
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          1,256,509
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            154,647
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            780,842
                    Paid-in capital in excess of par                                                         346,045,130
                    Accumulated distributions in excess of investment income--net                              (119,387)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                             (150,426,057)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         13,509,086
                                                                                                           -------------
                    Net assets                                                                             $ 211,643,144
                                                                                                           =============

Net Asset           Class A--Based on net assets of $36,485,423 and 4,423,740 shares
Value:                       outstanding                                                                   $        8.25
                                                                                                           =============
                    Class B--Based on net assets of $99,096,538 and 12,565,089 shares
                             outstanding                                                                   $        7.89
                                                                                                           =============
                    Class C--Based on net assets of $12,014,700 and 1,546,467 shares
                             outstanding                                                                   $        7.77
                                                                                                           =============
                    Class D--Based on net assets of $64,046,483 and 7,808,417 shares
                             outstanding                                                                   $        8.20
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2000


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 2000
Investment          Dividends (net of $325,922 foreign withholding tax)                                    $   2,789,144
Income:             Interest and discount earned                                                                 367,586
                                                                                                           -------------
                    Total income                                                                               3,156,730
                                                                                                           -------------

Expenses:           Investment advisory fees                                             $    3,389,979
                    Account maintenance and distribution fees--Class B                        1,914,566
                    Custodian fees                                                              505,048
                    Transfer agent fees--Class B                                                470,900
                    Accounting services                                                         214,567
                    Account maintenance and distribution fees--Class C                          206,586
                    Account maintenance fees--Class D                                           205,172
                    Transfer agent fees--Class D                                                178,559
                    Transfer agent fees--Class A                                                102,515
                    Professional fees                                                            98,765
                    Printing and shareholder reports                                             71,798
                    Transfer agent fees--Class C                                                 51,632
                    Directors' fees and expenses                                                 41,540
                    Registration fees                                                            39,322
                                                                                          -------------
                    Total expenses                                                                             7,490,949
                                                                                                           -------------
                    Investment loss--net                                                                     (4,334,219)
                                                                                                           -------------

Realized &          Realized gain (loss) on:
Unrealized Gain       Investments--net                                                       23,240,886
(Loss) on             Foreign currency transactions--net                                      (657,296)       22,583,590
                                                                                          -------------
Investments &       Change in unrealized appreciation/depreciation on:
Foreign Currency      Investments--net                                                    (157,867,265)
Transactions--Net:    Foreign currency transactions--net                                      (109,589)    (157,976,854)
                                                                                          -------------    -------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(139,727,483)
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                Ended December 31,
                    Increase (Decrease) in Net Assets:                                        2000            1999
Operations:         Investment loss--net                                                  $ (4,334,219)    $ (1,900,215)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    22,583,590       18,344,640
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                (157,976,854)      181,600,502
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations       (139,727,483)      198,044,927
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                           (80,962,137)     (65,943,858)
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                               (220,689,620)      132,101,069
                    Beginning of year                                                       432,332,764      300,231,695
                                                                                          -------------    -------------
                    End of year                                                           $ 211,643,144    $ 432,332,764
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                         Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.                                    For the Year
                                                                                       Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999       1998      1997      1996
Per Share           Net asset value, beginning of year                $  13.04   $   7.24  $   8.81  $  18.09   $  15.99
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                        (.07)        .02       .14       .12        .14
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (4.72)       5.78    (1.57)    (7.51)       2.03
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (4.79)       5.80    (1.43)    (7.39)       2.17
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --     (.11)        --         --
                      In excess of investment income--net                   --         --     (.03)        --         --
                      Realized gain on investments--net                     --         --        --    (1.68)      (.07)
                      In excess of realized gain on
                      investments--net                                      --         --        --     (.21)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.14)    (1.89)      (.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   8.25   $  13.04  $   7.24  $   8.81   $  18.09
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (36.73%)     80.11%  (16.22%)  (40.77%)     13.59%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.54%      1.49%     1.46%     1.35%      1.33%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.65%)       .19%     1.78%      .73%       .78%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 36,485   $ 34,211  $ 13,961  $ 14,431   $ 49,943
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.85%     88.37%    99.85%    21.11%     30.63%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class B++
The following per share data and ratios have been derived                                 For the Year
from information provided in the financial statements.                                 Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  12.61   $   7.07  $   8.58  $  17.89   $  15.98
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                        (.17)      (.07)       .06     (.04)      (.04)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (4.55)       5.61    (1.52)    (7.38)       2.02
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (4.72)       5.54    (1.46)    (7.42)       1.98
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --     (.04)        --         --
                      In excess of investment income--net                   --         --     (.01)        --         --
                      Realized gain on investments--net                     --         --        --    (1.68)      (.07)
                      In excess of realized gain on
                      investments--net                                      --         --        --     (.21)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.05)    (1.89)      (.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.89   $  12.61  $   7.07 $    8.58  $   17.89
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (37.43%)     78.36%  (17.06%)  (41.40%)     12.41%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.51%      2.58%     2.54%     2.39%      2.36%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                      (1.58%)     (.82%)      .73%    (.26%)     (.24%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 99,097   $278,334  $206,809  $374,914 $1,157,944
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.85%     88.37%    99.85%    21.11%     30.63%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class C++
The following per share data and ratios have been derived                                For the Year
from information provided in the financial statements.                                Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of year                $  12.42   $   6.97  $   8.46  $  17.68  $   15.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                        (.17)      (.07)       .06     (.04)      (.04)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (4.48)       5.52    (1.50)    (7.29)       2.00
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (4.65)       5.45    (1.44)    (7.33)       1.96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --     (.04)        --         --
                      In excess of investment income--net                   --         --     (.01)        --         --
                      Realized gain on investments--net                     --         --        --    (1.68)      (.07)
                      In excess of realized gain on
                      investments--net                                      --         --        --     (.21)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.05)    (1.89)      (.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.77   $  12.42  $   6.97  $   8.46   $  17.68
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (37.44%)     78.19%  (17.05%)  (41.38%)     12.43%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.53%      2.56%     2.54%     2.41%      2.37%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                      (1.60%)     (.85%)      .75%    (.28%)     (.23%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 12,015   $ 26,436  $ 15,431  $ 22,111   $ 62,113
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.85%     88.37%    99.85%    21.11%     30.63%
                                                                      ========   ========  ========  ========   ========


                                                                                          Class D++
The following per share data and ratios have been derived                                For the Year
from information provided in the financial statements.                                Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $  13.01   $   7.24  $   8.80  $  18.11   $  16.05
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                        (.09)     --++++       .11       .09        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   (4.72)       5.77    (1.55)    (7.51)       2.04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                    (4.81)       5.77    (1.44)    (7.42)       2.13
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --     (.09)        --         --
                      In excess of investment income--net                   --         --     (.03)        --         --
                      Realized gain on investments--net                     --         --        --    (1.68)      (.07)
                      In excess of realized gain on
                      investments--net                                      --         --        --     (.21)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --         --     (.12)    (1.89)      (.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   8.20   $  13.01  $   7.24  $   8.80   $  18.11
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (36.97%)     79.70%  (16.38%)  (40.89%)     13.29%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.76%      1.77%     1.72%     1.61%      1.58%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.83%)     (.02%)     1.48%      .53%       .53%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 64,046   $ 93,352  $ 64,031  $115,318   $297,179
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  66.85%     88.37%    99.85%    21.11%     30.63%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $438,008 have been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses, $5,098,961 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $26,507,097 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                                Maintenance            Distribution
                                    Fee                    Fee

Class B                             .25%                    .75%
Class C                             .25%                    .75%
Class D                             .25%                     --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                FAMD              MLPF&S

Class A                        $  255            $   512
Class D                        $5,791            $64,439


For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $305,718 and $14,653 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $15,765 and $200 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $197,800 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000, were $217,868,614 and $343,558,622, respectively.

Net realized gains (losses) for the year ended December 31, 2000, and net unrealized gains (losses) as of December 31, 2000, were as follows:


                                 Realized         Unrealized
                                  Gains             Gains
                                 (Losses)          (Losses)

Long-term investments          $   23,240,992   $ 13,643,541
Short-term investments                  (106)             --
Foreign currency transactions       (657,296)      (134,455)
                               --------------   ------------
Total                          $   22,583,590   $ 13,509,086
                               ==============   ============


As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $11,698,325, of which $38,979,749 related to appreciated securities and $27,281,424 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $192,787,780.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $80,962,137 and $65,943,858 for the years ended December 31, 2000, and December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                        24,931,012  $ 257,702,892
Shares issued resulting from
reorganization                      2,810,747     30,606,287
                                 ------------  -------------
Total issued                       27,741,759    288,309,179
Shares redeemed                  (25,940,920)  (270,174,698)
                                 ------------  -------------
Net increase                        1,800,839  $  18,134,481
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        19,484,180  $ 173,308,347
Shares redeemed                  (18,788,481)  (168,061,348)
                                 ------------  -------------
Net increase                          695,699  $   5,246,999
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                         3,341,707  $  35,283,087
Shares issued resulting from
reorganization                        659,140      6,907,384
                                 ------------  -------------
Total issued                        4,000,847     42,190,471
Shares redeemed                   (9,662,085)  (101,545,834)
Automatic conversion of shares    (3,851,308)   (41,760,004)
                                 ------------  -------------
Net decrease                      (9,512,546) $(101,115,367)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         4,518,837  $  41,312,257
Shares redeemed                  (11,235,174)   (94,563,428)
Automatic conversion of shares      (440,785)    (3,858,030)
                                 ------------  -------------
Net decrease                      (7,157,122)  $(57,109,201)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                         2,246,267  $  22,378,154
Shares issued resulting from
reorganization                        196,010      2,023,083
                                 ------------  -------------
Total issued                        2,442,277     24,401,237
Shares redeemed                   (3,024,836)   (30,332,212)
                                 ------------  -------------
Net decrease                        (582,559) $  (5,930,975)
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         2,134,250  $  18,368,755
Shares redeemed                   (2,219,846)   (18,697,878)
                                 ------------  -------------
Net decrease                         (85,596)  $   (329,123)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           453,031  $   5,020,521
Automatic conversion of shares      3,718,455     41,760,004
Shares issued resulting from
reorganization                        161,747      1,754,023
                                 ------------  -------------
Total issued                        4,333,233     48,534,548
Shares redeemed                   (3,702,235)   (40,584,825)
                                 ------------  -------------
Net increase                          630,998  $   7,949,724
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         2,238,966  $  21,079,512
Automatic conversion of shares        428,850      3,858,030
                                 ------------  -------------
Total issued                        2,667,816     24,937,542
Shares redeemed                   (4,333,778)   (38,690,075)
                                 ------------  -------------
Net decrease                      (1,665,962)  $(13,752,533)
                                 ============  =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Capital Loss Carryforward:
On December 31, 2000, the Fund had a net capital loss carry-forward of approximately $147,613,000, of which $10,951,000 expires in 2004, $2,582,000 expires in 2005 and $134,080,000 expires in
2006. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition of Merrill Lynch Emerging Tigers Fund, Inc.:
On May 19, 2000, the Fund acquired all of the net assets of Merrill Lynch Emerging Tigers Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,941,206 shares of common stock of Merrill Lynch Emerging Tigers Fund, Inc. for 3,827,644 shares of common stock of the Fund. Merrill Lynch Emerging Tigers Fund, Inc.'s net assets on that date of $41,290,777, including $1,618,645 of unrealized appreciation and $42,456,525 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $364,308,701.



Merrill Lynch Dragon Fund, Inc., June 30, 1996

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2001
</AUDIT-REPORT>